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                                                                 Exhibit 10.11

                            LOAN AGREEMENT

                               (Nanston)

    This Loan Agreement (the "Agreement") is entered between CIGNA Dental Health Inc., a Florida corporation (the "Lender") and Nanston-North Carolina, Inc., a North Carolina corporation (the "Borrower"), as of August 24, 1995.

                             R E C I T A L S

    WHEREAS, Nathan Bell, D.D.S., P.A. ("Bell") wishes to (a) borrow certain sums from Lender (the "Bell Loan") in connection with the start-up of five new dental facilities at locations in North Carolina set forth on
Schedule I hereto (collectively, the "Dental Facilities"), (b) enter into an agreement with Borrower under which Borrower will provide office and consulting services at the Dental Facilities (the "Bell/Nanston Agreement") and (c) lease the Dental Facilities from Borrower under separate leases (the "Bell/Nanston Leases");

    WHEREAS, Borrower wishes to obtain financing for constructing and furnishing the Dental Facilities which it has leased under separate leases (the "Nanston Leases") and Lender is willing to lend to Borrower for such purposes (the "Facility Loan"), so that, together with the Bell Loan, Bell is able to provide dental services to, among others, Lender's DHMO members pursuant to Bell's agreement with Lender (the "CIGNA/Bell Agreement"); and

    NOW, THEREFORE, the Borrower and Lender agree as follows:

                                 AGREEMENT

    1. SUBJECT LOAN. Subject to all the terms and conditions of this Agreement, Lender agrees from time to time to make advances to Borrower up to an aggregate amount of $1,242,500 (the "Loan"). The Loan shall be evidenced by a note in the form of Exhibit A. to this Agreement (the "Note").

    2. PRINCIPAL ADVANCES. Lender shall make advances under the Loan to Borrower as follows:

         2.1. PREREQUISITES TO ADVANCES. Before Lender shall have any obligation to make any advance hereunder, each of the following shall have been validly entered into and, if lender is not a party, approved by Lender in its sole discretion: (i) the CIGNA/Bell Agreement; (ii) the Bell/Nanston Agreement; (iii) the Bell Loan; and (iv) the Nanston Leases as to each Dental Facility for which any advance is requested.

         2.2. THE LOAN. The following shall govern the advances made by Lender to Borrower under the Loan:

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         Provided no Event of Default has occurred hereunder, Lender shall make available to Borrower the sum of $248,500 for the build-out and equipping of each Dental Facility. Each advance with respect to each Dental Facility shall be made within five (5) business days of receipt by the Lender (or the Lender's agent) of a certificate executed by an officer of Borrower to the affect that the amount requested represents obligations incurred by the Borrower in completing the build out of equipping of the Dental Facility. The Borrower shall attach to the certificate invoices supporting the requested advances for each Dental Facility up to $248,500, provided the invoices are reasonable and related to the construction or build-out of the Dental Facility.

         Borrower shall use all reasonable efforts to open each of the above Dental Facilities by January 1, 1996. If all five of the Dental Facilities are open and operational by January 1, 1996, all accrued interest as of such date will be forgiven.

         Subleases to Bell, referred to above as the Bell/Nanston Leases, shall be subject to the prior approval of Lender and shall provide for termination in the event of breach by Bell of any agreement with Borrower or Lender. Time for adherence to this schedule is of the essence of this Agreement.

         2.4. LOAN PURPOSES. All advances under the Loan shall be used to construct, equip and open the Dental Facilities, within the above schedule, each of which shall meet all the customary requirements of Lender for dental facilities. Each Dental Facility shall be fitted (i.e., wired and plumbed with a minimum of six (6) dental operatories, and shall be initially equipped with at least four (4) operatories.

         2.5. THE NOTE. The amount of all principal advances and all principal payments on the Note, the dates on which such advances and payments were made, and the unpaid principal balance shall be recorded by the Lender from time to time in the Lender's books and records, which books and records shall constitute prima facie evidence, absent manifest error, of the accuracy of the information recorded; provided, however, that inadvertent failure by the Lender to make any such entry shall not affect the obligations of Borrower or Lender under this Agreement.

    3.   PRINCIPAL REPAYMENTS.    By April 1, 1996, and from time to time
thereafter, Lender shall provide Borrower an amortization schedule (the "Amortization Schedule"), which shall set payments so that the full amount due, including interest and charges, shall be paid in full by January 1, 2003 (the "Maturity Date"). Borrower shall begin making payments under the Amortization Schedule, beginning April 1, 1996 and on the first day of each month thereafter. If advances are made after April 1, 1996, Lender shall provide a revised Amortization Schedule to Borrower and Borrower shall make payments thereunder. The entire principal amount of the Loan by Lender to Borrower hereunder is due and payable by the Maturity Date, regardless of when the principal amount is advanced or payments are made hereunder. Borrower shall have

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the right at any time to prepay all or any part of the principal of the Loan at any time before the Maturity Date, without penalty or premium.

    Notwithstanding the above, it is the intent of the parties that Lender and Borrower shall use their best efforts, together with Bell, to obtain financing from a third party to pay the Loan and the Bell Loan in full as soon as possible after the date of this Agreement. Lender makes no representations or warranties to Borrower regarding the terms that may be obtained for any third-party loan.

    4. INTEREST RATE. All unpaid principal amounts outstanding under this Agreement shall bear interest from the date of each advance to the Borrower under this Agreement at a fixed effective annual rate of interest which is equal to the Prime Rate (as defined below) plus 2.5%. For purposes of this Agreement, "Prime Rate" shall mean the highest prime rate published in the "Money Rates" listing in any edition of the Wall Street Journal on the day of the initial advance under the Loan.

    5. SECURITY. As security for the Loan, Borrower hereby assigns to Lender for Lender's benefit and grants to Lender for Lender's benefit a lien on and a security interest in all of the collateral described in the Security Agreement attached as Exhibit B (collectively, the "Collateral"). The security interests granted hereby secure the payment of all obligations of Borrower under this Agreement, now or hereafter existing under any provision of this Agreement.

    6. AFFIRMATIVE COVENANTS. So long as any obligation hereunder shall remain unpaid or unperformed, Borrower will, unless Lender shall otherwise consent in writing:

         6.1. PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, corporate rights, and corporate franchises.

         6.2. COMPLIANCE WITH LAWS, ETC. With regard to Borrower's own operations, the Bell/Nanston Agreement, and any other agreements Borrower has with Bell or any other provider of dental services in any state, comply with all present and future applicable laws, rules, regulations, orders and requirements (including, without limitation, all applicable licenses, certifications and registrations necessary in the State of North Carolina) of every duly constituted governmental or quasi-governmental authority or agency applicable to Borrower.

         6.3. INSPECTION AND VISITATION RIGHTS. At any reasonable time during normal business hours and from time to time, permit Lender or any administrative agents or representatives thereof to examine and make copies of an abstracts from the records and books of account of, and visit the properties of Borrower and to discuss the affairs, finances and accounts of Borrower with any of their officers or directors and with their independent certified public accountants and authorize and direct such accountants to

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    disclose any and all financial statements and other information of any kind that they may have with respect to Borrower.

         6.4. KEEPING OF BOOKS. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Borrower in accordance with generally accepted accounting principles consistently applied.

         6.5. MAINTENANCE OF INSURANCE. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower operates.

         6.6. MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve all of its properties with respect to which failure to so maintain and preserve would have a material adverse effect on the condition (financial or otherwise), business or operations of Borrower or on the value or utility to Borrower of any property, in good working order and condition, ordinary wear and tear excepted.

         6.7. SOLVENCY.  Continue to be Solvent.

    7. NEGATIVE COVENANTS. So long as any obligation hereunder shall remain outstanding, Borrower will not, without the prior written consent of Lender:

         7.1. LIENS, ETC. Create or suffer to exist any lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any kind or any other type of preferential arrangement, upon or with respect to any of its assets or properties of any character (including, without limitation, accounts), whether now owned or hereafter acquired, or assign, any right to receive income (other than for collection purposes), or sign or file under the Uniform Commercial Code or any comparable statute of any comparable statute of any jurisdiction a financing statement which names Borrower as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement.

         7.2. DEBT. Create or suffer to exist any debt other than (i) debt under this Agreement, (ii) existing debt and renewals or refinancings of such existing debt on terms and conditions no less favorable to Borrower than those of such existing debt, or (iii) debt of Borrower resulting from trade payables or other obligations, or guaranties by Borrower of such trade payables or such other obligations, incurred in the ordinary course of business and accounted for as current accounts payable.

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         7.3. LEASE OBLIGATIONS.  Create or suffer to exist, any obligations for the payment of rental for any property under leases or agreements to lease, except for such obligations of Borrower created in the ordinary course of business.

         7.4. CHANGE IN BUSINESS. Make any material change in the nature or conduct of their respective businesses as carried on at the date hereof.

         7.5. SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of any assets or shares of stock (whether in one transaction or in a series of transactions), except for (i) sales of inventory in the ordinary course of business and (ii) sales of assets no longer useful in the conduct of Borrower's business.

         7.6. PREPAYMENTS OF DEBT. Prepay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds for the purpose of any of the foregoing), make any payment in respect of principal of, or make any payment in respect of interest on, any debt of Borrower except for (i) regularly scheduled payments of principal or interest required in accordance with the terms of the instruments governing such debt and (ii) payments with respect to obligation under this Agreement.

    8.   WARRANTIES.  Borrower represent and warrant as follows:

         8.1. EXISTENCE. Borrower is a duly organized and validly existing North Carolina corporation in good standing and is duly qualified to transact business in each state or other jurisdiction in which it owns or leases any real property or in which it owns or leases any real property or in which the nature of the business conducted makes such qualification necessary or, if not so qualified, such failure to qualify will have no material adverse effect upon Borrower's financial condition and their ability to transact business.

         8.2. GOVERNMENTAL RESTRICTIONS. No registration with or approval of any governmental agency of any kind is required on the part of Borrowers for the due execution and delivery or for the enforceability of this Agreement or any related writing other than the filing or recording of documents with public officials, the noting of title certificates and similar acts and things related to the perfection of the security interests and other liens referred to in Section 5.

         8.3. CORPORATE AUTHORITY. Borrower has requisite corporate power and authority to enter into this Agreement and to obtain and secure the subject loan in accordance with this Agreement. The officer executing and delivering this Agreement on behalf of Borrower has been duly authorized to do so and to execute and deliver a subject note and other related writings in accordance with the Agreement. Upon the execution and delivery thereof, this Agreement and the aforesaid related writings will each become a valid and binding obligation enforceable against Borrower according to their respective

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    tenors subject, however, to any applicable insolvency or bankruptcy law of general applicability and general principles of equity.

         8.4. LITIGATION. No litigation or proceeding is pending against Borrower before any court, administrative agency or arbitrator which might, if successful, have a material adverse effect on Borrower.

         8.5. TAXES. Borrower has filed all federal, state and local tax returns which are required to be filed by it and paid all taxes due as shown thereon. The Internal Revenue Service has not alleged any material default by Borrower in the payment of any tax material in amount or threatened to make any assessment.

         8.6. LAWFUL OPERATIONS. Borrower's operations have at all relevant times been and continue to be in material compliance with all requirements imposed by law, whether federal, state or local, whether statutory, regulatory or other, including (without limitation) ERISA, all environmental laws, and occupational safety and health laws and all zoning ordinances.

         8.7. INSURANCE. Borrower's insurance coverage complies with the standards set forth in subsection 6.5 and those set forth in the Security Agreement.

         8.8. DEFAULTS. No default under this Agreement exists, nor will any exist immediately after the execution and delivery of this Agreement.

         8.9. NO JOINT VENTURE. Neither party intends by entering into this Agreement to create an employment or agency relationship or a joint venture or partnership with the other party. It is agreed that each party in performing its obligations under this Agreement, acts as an independent contractor.

    9. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default hereunder:

         9.1. PAYMENTS. If any principal or interest due hereunder remains unpaid for more than fifteen (15) days after notice is given by Lender to Borrower of such nonpayment.

         9.2. WARRANTIES. If any representation, warranty or statement made in this Agreement or in any related writing referred to in Section 8 shall be false or erroneous in any respect; or if any representation, warranty or statement hereafter made by or on behalf of Borrowers in any related writing shall be false or erroneous in any material respect.

         9.3. RELATED AGREEMENTS. If there is any default in, or termination of (a) the Bell Loan, (b) the Bell/Nanston Agreement, (c) the Nanston Leases, or (d) the

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    Bell/Nanston Leases, or if there is any default in or
    termination of the CIGNA/Bell Agreement, and Nanston has not within four months after such default or termination provided a substitute, acceptable to CIGNA in its sole discretion, to assume Bell's obligation under the CIGNA/Bell Agreement and the Bell Loan.

         9.4. BORROWER'S SOLVENCY. If (a) Borrower shall discontinue operations, or (b) Borrower shall commence any insolvency action of any kind or admit (by answer, default or otherwise) the material allegations of, or consent to any relief requested in, any insolvency action of any kind commenced against Borrower by their creditors or any thereof, of (c) any creditor or creditors shall commence against Borrower any insolvency action of any kind which shall remain in effect (neither dismissed nor stayed) for thirty (30) consecutive days.

         9.5. EFFECTS OF DEFAULT. Notwithstanding any contrary provision or inference in this Agreement or in any related writing:

               9.5.1. OPTIONAL DEFAULTS. If any event of default referred to in Subsection 9.1 through 9.3, both inclusive, shall occur and be continuing, Lender: (a) shall have no further obligation hereunder to make further advances to Borrower and (b) shall have the right in its sole discretion, by giving written notice to Borrower, to accelerate the maturity of all of Borrower's debt to Lender (other than debt, if any, already due and payable), and all such debt shall thereupon become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by Borrower.

               9.5.2. AUTOMATIC DEFAULTS. If any event of default referred to in Subsection 9.4 shall occur, all of Borrowers' debt to Lender (other than debt, if any, already due and payable) shall thereupon become and thereafter be immediately due and payable in full, all without any presentment, demand or notice of any kind, which are hereby waived by Borrowers.

    10.  MISCELLANEOUS.

         10.1. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

         10.2. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements by or on behalf of Borrower or

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    Lender that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender may, in its sole discretion, assign all or part of this Agreement and Loan as it so chooses.

         10.3 HEADINGS. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         10.4 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         10.5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

         10.6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         10.7. WAIVER OF JURY TRIAL. The parties acknowledge and agree that any-controversy that may arise under this Agreement and the related writings would involve difficult and complex issues and therefore agree that any lawsuit growing out of or incidental to any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

         10.8. LATE CHARGE; APPLICATION OF PAYMENTS. If Borrower fails to pay any amount due hereunder, or any fee in connection herewith, in full within fifteen (15) days after its due date, Borrower will, in each case, incur and shall pay a late charge equal to the greater of twenty dollars ($20.00) or five percent (5%) of the installment due. The payment of the late charge will not cure or constitute a cure or waiver of any event of default under this Agreement. Except as otherwise agreed in writing, payments will be applied first to accrued but unpaid interest and fees, in the order of their respective due dates, until paid in full, then to late charges, and then to principal.

         10.9. WAIVERS. Lender may from time to time in its discretion grant borrowers waivers and consents in respect of this Agreement or any related writing or assent to amendments thereof, but no such waiver or consent shall be binding on the Lender unless specifically granted by the Lender in writing, which writing shall be strictly construed. Borrower agrees that no course of dealing in respect of, nor any omission or delay in the


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    exercise of, any right, power or privilege by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised either independently or concurrently with others as often and in such order as Lender may deem expedient.

         10.10. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or delivered. If delivered personally, telexed with receipt acknowledged, mailed by certified or registered mail return receipt requested, sent by facsimile with confirmation of receipt or delivered by a recognized commercial courier addressed as follows:

                          If to the Borrower:

                               Nanston, Inc.
                               1590 Oak Brook Drive
                               Suite 200
                               Norcross, Georgia 30093-2287
                               Attention:    Steve Johnston


                          If to the Lender:

                               CIGNA Dental Health Inc.
                               300 N.W. 82nd Ave.
                               Suite 700
                               Plantation, Florida
                               Attention: CFO

    or to such other address as any party may have furnished in writing to the other party.

         10.11. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement of the parties regarding the subject matter hereof and supersedes any and all prior understandings, proposals, offers, negotiations or agreement on the subject matter hereof. No amendment of this Agreement shall be valid, unless contained in a writing which refers to this Agreement and is signed by an authorized representative of each party.


    IN WITNESS WHEREOF, the Lender and the Borrower have caused this Agreement to be duly executed as of the date first set forth above.

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LENDER:             CIGNA DENTAL HEALTH INC.

By:    /s/ Zayra Calderon
      -------------------------------------------------------
      Type Name:          Zayra Calderon
                ---------------------------------------------
Its:  CFO


BORROWER:      NANSTON-NORTH CAROLINA, INC.

By:    /s/ Steve Johnston
      -------------------------------------------------------
      Type Name:          Steve Johnston
                ---------------------------------------------
Its:  Vice President